                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                          May 14, 1999 (April 2, 1999)




                       Affiliated Computer Services, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  0-24787               51-0310342
        --------------             ----------          ------------------
       (State or other            (Commission            (IRS employer
       jurisdiction of            file number)         identification no.)
       incorporation)



                2828 North Haskell Avenue, Dallas, Texas 75204
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (214) 841-6152

ITEM 5.  OTHER EVENTS

         On April 2, 1999, the Registrant amended and restated its Rights Agreement originally adopted on August 5, 1997 (the "Rights Agreement") between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, to change the rights agent to First City Transfer Company and to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors" (as defined in the Rights Agreement). A copy of the Rights Agreement, as amended and restated, is included as Exhibit 4.1 to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 4.1 Amended and Restated Rights Agreement, dated as of April 2, 1999, between Affiliated Computer Services, Inc. and First City Transfer Company, as Rights Agent.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  May 14, 1999

                                       AFFILIATED COMPUTER SERVICES, INC.

                                       By:  /s/ DAVID W. BLACK
                                            --------------------------------
                                            David W. Black
                                            Executive Vice President and General
                                            Counsel

                               INDEX TO EXHIBITS

Exhibit
Number                   Description
------                   -----------
 4.1                     Amended and Restated Rights Agreement, dated as of
                         April 2, 1999, between Affiliated Computer Services,
                         Inc. and First City Transfer Company, as Rights Agent.